This is filed pursuant to Rule 497(e).
     File Nos.: 033-85850 and 811-08838


Alliance Money Market Fund (the "Fund") is an open-end management investment company comprised of seven portfolios (the "Portfolios"), three of which are offered by this Prospectus. The Fund is a money market fund with investment objectives of safety, liquidity and maximum current income (in the case of the General Municipal Portfolio, exempt from Federal income taxes), to the extent consistent with the first two objectives. The Prime, Government and General Municipal Portfolios are diversified. This Prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference. You will receive semi-annual and annual reports of your particular Portfolio.

AN INVESTMENT IN A PORTFOLIO IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

A "Statement of Additional Information" for the Fund dated April 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, contact Discover Brokerage Direct.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



A MORGAN STANLEY DEAN WITTER COMPANY

FEATURING...


ALLIANCE MONEY MARKET FUND

- PRIME PORTFOLIO
- GOVERNMENT PORTFOLIO
- GENERAL MUNICIPAL PORTFOLIO


PROSPECTUS
APRIL 1, 1998


333 MARKET STREET, 25TH FLOOR
SAN FRANCISCO, CA94105
WWW.DISCOVERBROKERAGE.COM
MEMBER NASD/SIPC



                            EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
The Portfolios have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets, after voluntary expense reimbursement)

                                                                       GENERAL
                                          PRIME        GOVERNMENT     MUNICIPAL
                                        ----------     ----------    ----------
Management Fees                            .50%           .50%           .50%
12b-1 Fees                                 .45%           .45%           .45%
Other Expenses                             .05%           .05%           .05%
Total Portfolio Operating Expenses        1.00%          1.00%          1.00%


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS
                           ------       -------        -------        --------
Prime                        $10            $32            $55           $122
Government                    10             32             55            122
General Municipal             10             32             55            122

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The expenses listed in the table for the Prime, Government and General Municipal Portfolios are net of voluntary expense reimbursements. The expenses of such Portfolios before expense reimbursements would be: Prime Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.11% and Total Operating Expenses-1.06%; Government Portfolio:
Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.30% and Total Operating Expenses-1.25%; General Municipal Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.26% and Total Operating Expenses-1.21%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (AUDITED)


The following table has been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                GENERAL MUNICIPAL              PRIME                   GOVERNMENT
                                                    PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                             ------------------------  ------------------------  ------------------------
                                                             DEC. 13,                 DEC. 29,                  DEC.29,
                                                             1995(A)                  1995(A)                   1995(A)
                                              YEAR ENDED       TO       YEAR ENDED       TO      YEAR ENDED        TO
                                               NOV. 30,      NOV. 30,     NOV. 30,    NOV. 30,     NOV. 30,     NOV. 30,
                                                 1997         1996         1997         1996         1997         1996
                                             -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .029         .027         .046         .041         .045         .041

LESS: DIVIDENDS
Dividends from net investment income           (.029)       (.027)       (.046)       (.041)       (.045)       (.041)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on:
  net asset value (c)                           2.92%        2.80%(d)     4.75%        4.58%(d)     4.64%        4.52%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $137         $123       $3,298       $2,772         $124         $100
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements   1.00%        1.00%(d)     1.00%        1.00%(d)     1.00%        1.00%(d)
  Expenses, before waivers and reimbursements   1.21%        1.39%(d)     1.06%        1.23%(d)     1.25%        1.42%(d)
  Net investment income (b)                     2.87%        2.76%(d)     4.65%        4.50%(d)     4.54%        4.45%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  Annualized.

From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid


2


on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 4.74%, equivalent to an effective yield of 4.85%. Absent expense reimbursement, the annualized yield for this period would have been 4.68%, equivalent to an effective yield of 4.79%. Dividends for the Government Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 4.67%, equivalent to an effective yield of 4.78%. Absent expense reimbursement, the annualized yield for this period would have been 4.42%, equivalent to an effective yield of 4.53%. Dividends for the General Municipal Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 3.06%, equivalent to an effective yield of 3.11%. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%.


                     INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. While no Portfolio may change this policy or the other fundamental investment policies (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

The Portfolios will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days, and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information. To the extent that each Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.


PRIME PORTFOLIO

The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Portfolio may invest; (3) commercial paper, including variable amount master demand notes, of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or The Bank of New York, the Fund's Custodian, and would create a loss to the Prime Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Prime Portfolio may also invest in certificates of deposits issued by, and time deposits maintained at, foreign branches of domestic banks or U.S. or foreign branches of foreign banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria


3


specified in (3) above. The money market securities in which the Prime Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Prime Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

The Prime Portfolio also may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

The Prime Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated money market instruments issued by foreign branches of foreign banks. To the extent that the Prime Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Prime Portfolio may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) purchase more than 10% of any class of the voting securities of any one issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 15% of its assets; (5) mortgage, pledge or hypothecate its assets except to secure such borrowings; or (6) enter into repurchase agreements, if as a result thereof, more than 10% of the Prime Portfolio's assets would be subject to repurchase agreements not terminable within seven days.

As a matter of operating policy, the Prime Portfolio may invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Prime Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.


GOVERNMENT PORTFOLIO

The securities in which the Government Portfolio invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian and would create a loss to the Government Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Portfolio. The money market securities in which the Government Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest


4


rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Government Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not: (1) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 10% of its assets; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or
(3) enter into repurchase agreements, if as a result thereof, more than 10% of the Government Portfolio's assets would be subject to repurchase agreements not terminable within seven days.


GENERAL MUNICIPAL PORTFOLIO

As a matter of fundamental policy, the General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to the taxable investments described below). Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the Federal alternative minimum tax (the "AMT").

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends and Other Distributions" and "Taxes."

MUNICIPAL SECURITIES. The municipal securities in which the General Municipal Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

Each of the General Municipal Portfolio's municipal securities at the time of purchase is rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.



5


To further enhance the quality and liquidity of the securities in which the General Municipal Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of the Portfolio's net assets. The General Municipal Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's Custodian will maintain, in a separate account of the General Municipal Portfolio, liquid high-grade debt securities having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the General Municipal Portfolio.

TAXABLE INVESTMENTS. The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state and may not:
(1) invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the General Municipal Portfolio may invest up to 10% per issuer; or (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

As a matter of operating policy, effective July 1, 1998, pursuant to Rule 2a-7, the General Municipal Portfolio may invest no more than 5% of its assets in the securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is further amended in the future.


POLICIES APPLICABLE TO EACH PORTFOLIO

No Portfolio will maintain more than 10% of its net assets in illiquid securities, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of the Securities Act.


                     PURCHASE AND REDEMPTION OF SHARES


OPENING ACCOUNTS

Contact Discover Brokerage Direct to open a Fund account. Balances will appear on your monthly brokerage statement.


SUBSEQUENT INVESTMENTS

A. BY CHECK THROUGH DISCOVER BROKERAGE DIRECT

Mail or deliver your check, payable to "Discover Brokerage Direct" which will deposit it into the Portfolio(s). Please designate the appropriate Portfolio(s) and indicate your brokerage account number on the check.


6


B. BY SWEEP

Discover Brokerage Direct has available an automatic "sweep" for customers in the Prime Portfolio, Government Portfolio or General Municipal Portfolio. If you request the sweep arrangement, all cash balances of $1.00 or more are moved into one of the Portfolios on a daily basis. Sales proceeds from trades will be swept into the designated Portfolio on settlement date.


REDEMPTIONS

A. BY CONTACTING DISCOVER BROKERAGE DIRECT

Instruct Discover Brokerage Direct to order a withdrawal from your Fund account and issue a check payable to you.

B. BY SWEEP

Discover Brokerage Direct's automatic "sweep" moves money from your money market account automatically to cover securities purchases in your brokerage account.

C. BY CHECKWRITING

With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your Fund account. First you must fill out the Signature Card which you can obtain from Discover Brokerage Direct. THE CHECKWRITING SERVICE ENABLES YOU TO RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UNTIL THE DAY THAT YOUR CHECK IS PRESENTED FOR PAYMENT.


                            ADDITIONAL INFORMATION


SHARE PRICE

Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares is determined each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or The Bank of New York is closed) at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

TIMING OF INVESTMENTS AND REDEMPTIONS

The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon.

Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

DAILY DIVIDENDS AND OTHER DISTRIBUTIONS

All net income of each Portfolio is determined each business day at 4:00 p.m. and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Net income consists of all accrued interest income on a Portfolio's assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in its net income.


7


TAXES

A prospective investor should review the more detailed discussion of Federal income tax considerations relevant to each Portfolio that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his/her own tax advisers as to the tax consequences of an investment in the Portfolios, including the status of distributions from a Portfolio in his/her own state and locality and the possible applicability of the AMT to a portion of the distributions of the General Municipal Portfolio.

The Fund intends to qualify each Portfolio each year as a separate "regulated investment company" and as such, each Portfolio will not be subject to Federal income and excise taxes on the investment company taxable income and net capital gains, if any, distributed to shareholders.

PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and Government Portfolio (other than tax-exempt shareholders) will be subject to Federal income tax on the ordinary income dividends and any capital gains dividends from these Portfolios and may also be subject to state and local taxes. The laws of some states and localities, however, may exempt from some taxes dividends paid on shares of the Prime Portfolio and Government Portfolio, which are dividends attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

DISTRIBUTIONS FROM THE GENERAL MUNICIPAL PORTFOLIO. Distributions to you out of tax-exempt interest income earned by the General Municipal Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions from the General Municipal Portfolio to a corporate shareholder are not exempt from the corporate taxes imposed by the respective jurisdictions. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send to you tax information stating the amount and type of all its distributions for the year just ended.

GENERAL. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Portfolio. In general, distributions by a Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Portfolio and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt-interest dividends and U.S. Government interest dividends will be sent to each shareholder of a Portfolio promptly after the end of each calendar year.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Fund's Adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's distributor, and Alliance Fund Services, Inc. ("AFS"), the Fund's transfer agent have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


8


                            MANAGEMENT OF THE FUND


ADVISER

Alliance Capital Management L.P., which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained by the Fund, on behalf of each Portfolio, under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the general supervision and control of the Fund's Trustees.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

Under its Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended November 30, 1997, the Prime, Government and General Municipal Portfolios paid the Adviser an advisory fee at an annual rate of .47 of 1%, .27 of 1% and .32 of 1%, respectively, of the average daily value of the net assets of each Portfolio net of voluntary expense reimbursements for expenses exceeding 1% of the average daily value of the net assets of each Portfolio.

In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund may pay certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Trustees who are not affiliated persons, (iii) legal and auditing expenses, (iv) clerical, accounting, administrative and other office costs, (v) costs of personnel providing services to the Fund, as applicable, (vi) costs of printing prospectuses and shareholder reports, (vii) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities and (viii) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the 1940 Act.

Under a Distribution Services Agreement (the "Agreement"), each Portfolio pays AFD at a maximum annual rate of .45 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended November 30, 1997, the Prime, Government and General Municipal Portfolios each paid a distribution fee at an annual rate of .45% of the average daily value of the net assets of the Fund. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by AFD to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Portfolios, with any remaining amounts being used to partially defray other expenses incurred in distributing the Portfolios' shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Portfolios or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

ADMINISTRATOR

Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-


9


owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP does not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

TRANSFER AGENT AND DISTRIBUTOR

Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

ORGANIZATION

Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified series of the Fund and are not offered by this Prospectus. Each Portfolio's activities are supervised by the Trustees of the Fund. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.


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